Exhibit 10.7

LOCK-UP AGREEMENT

December 20, 2018

Ladies and Gentlemen:

Reference is made to that certain Securities Exchange Agreement, dated on or about the date hereof (the “Exchange Agreement”), between SMAAASH ENTERTAINMENT, INC. (the “Company”) and the undersigned pursuant to which Company is issuing a Series A-1 Exchange Convertible Note and a Series A-2 Exchange Convertible Note (collectively, the “Notes”, and the shares of common stock of the Company issuable upon conversion thereof, the “Conversion Shares”) in exchange for that certain Demand Secured Promissory Note originally issued by the Company to the Maxim on November 20, 2018. All capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Notes.

The undersigned irrevocably agrees with the Company that, from the date hereof until one hundred eighty (180) days following the Acquisition Closing Date (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate (as defined below) of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, the Conversion Shares (collectively, the “Securities”); provided, that nothing herein shall preclude the undersigned from selling any other shares of Common Stock (other than the Securities) held by the undersigned or its Affiliates. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this letter agreement. For purposes of this Agreement, “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act and “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

The undersigned acknowledges that the execution, delivery and performance of this letter agreement is a material inducement to the Company to enter into the Exchange Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this letter agreement, that the undersigned has received adequate consideration therefor and that the undersigned will directly or indirectly benefit from the Exchange Agreement.

This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of Illinois without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Illinois located in Chicago, Illinois, for the purposes of any suit, action or proceeding arising out of or relating to this letter agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Notes and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that no issuance or sale of the Securities is created or intended by virtue of this letter agreement.

By its signature below, the transfer agent of the Company hereby acknowledges and agrees that, reflecting this letter agreement, it has placed an irrevocable stop transfer instruction on all Securities beneficially owned by the undersigned until the end of the Restriction Period. This letter agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Company.

*** SIGNATURE PAGE FOLLOWS***

Very truly yours,

Signature:	/s/ Clifford Teller
Name (printed): Clifford Teller
Title (if applicable): Executive Managing Director of Investment Banking
Entity (if applicable):

[Signature Page to Lock-up Agreement]

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